UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2005

Brush Engineered Materials Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17876 St. Clair Avenue, Cleveland, Ohio	44110

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	216-486-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1 Current Investor Update

Item 8.01 Other Events.

     On May 2, 2005, Brush Engineered Materials Inc., an Ohio corporation (the “Company”), updated the “Current Investor Update,” a slide presentation on its website, a copy of which is attached hereto as Exhibit 99.1. This slide presentation shows the Company’s corporate strategy and the financial results through the first quarter of 2005.

Item 9.01 Financial Statements and Exhibits

Exhibits:

Exhibit Number	Description of Exhibit
99.1	Current Investor Update

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brush Engineered Materials Inc.
May 2, 2005	By:	/s/ Michael C. Hasychak
Michael C. Hasychak
Vice President, Treasurer and Secretary

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